SUN COMMUNITIES, INC.

Exhibit 21.1 – List of Subsidiaries

as of December 31, 2008

Main operating subsidiary:

Sun Communities Operating Limited Partnership, a Michigan limited partnership

Other subsidiaries (wholly-owned):

Miami Lakes QRS, Inc., a Michigan corporation

SCF Manager Inc., a Michigan corporation

SCN Manager Inc., a Michigan corporation

Sun Florida QRS, Inc., a Michigan corporation

Sun High Point QRS, Inc., a Michigan corporation

Sun QRS Countryside, Inc., a Michigan corporation

Sun QRS Countryside Manager, Inc., a Michigan corporation

Sun QRS, Inc., a Michigan corporation

Sun QRS Pool 1, Inc., a Michigan corporation

Sun QRS Pool 2, Inc., a Michigan corporation

Sun QRS Pool 3, Inc., a Michigan corporation

Sun QRS Pool 4, Inc., a Michigan corporation

Sun QRS Pool 5, Inc., a Michigan corporation

Sun QRS Pool 6, Inc., a Michigan corporation

Sun QRS Pool 7, Inc., a Michigan corporation

Sun QRS Pool 8, Inc., a Michigan corporation

Sun QRS Pool 9, Inc., a Michigan corporation

Sun QRS Pool 10, Inc., a Michigan corporation

Sun QRS Pool 11, Inc., a Michigan corporation

Sun QRS Pool 12, Inc., a Michigan corporation

Sun QRS Pool 13, Inc., a Michigan corporation

Sun QRS Sheffield, Inc., a Michigan corporation

Sun Sea Breeze QRS, Inc., a Michigan corporation

Sun Secured Financing GP, Inc., a Michigan corporation

Sun Texas QRS, Inc., a Michigan corporation

SUN COMMUNITIES, INC.

Exhibit 21.1 – List of Subsidiaries, Continued

Subsidiaries of Sun Communities Operating Limited Partnership

Apple Orchard L.L.C., a Michigan limited liability company

Arizona Finance L.L.C., a Michigan limited liability company

Aspen-Alpine Project, LLC, a Michigan limited liability company

Aspen-Brentwood Project, LLC, a Michigan limited liability company

Aspen-Byron Project, LLC, a Michigan limited liability company

Aspen-Country Project, LLC, a Michigan limited liability company

Aspen-Ft. Collins Limited Partnership, a Michigan limited partnership

Aspen-Grand Project, LLC, a Michigan limited liability company

Aspen-Holland Estates, LLC, a Michigan limited liability company

Aspen-Town & Country Associates II, LLC, a Michigan limited liability company

Bright Insurance Agency, Inc., a Michigan corporation

Comal Farms Manager LLC, a Michigan limited liability company

CP Comal Farms Limited Partnership, a Michigan limited partnership

CP Creekside LLC, a Michigan limited liability company

CP Woodlake Limited Partnership, a Michigan limited partnership

Creekside Manager LLC, a Michigan limited liability company

East Fork Crossing Manager LLC, a Michigan limited liability company

Family Retreat, Inc., a Michigan corporation

FC East Fork Crossing LLC, a Michigan limited liability company

FC Glen Laurel LLC, a Michigan limited liability company

FC Meadowbrook LLC, a Michigan limited liability company

FC Pebble Creek LLC, a Michigan limited liability company

FC River Ranch Limited Partnership, a Michigan limited partnership

FC Stonebridge Limited Partnership, a Michigan limited partnership

FC Summit Ridge Limited Partnership, a Michigan limited partnership

FC Sunset Ridge Limited Partnership, a Michigan limited partnership

Glen Laurel Manager LLC, a Michigan limited liability company

High Point Associates, L.P., a Delaware limited partnership

High Point GP One LLC, a Michigan limited liability company

Knollwood Estates Operating Company LLC, a Michigan limited liability company

iii

SUN COMMUNITIES, INC.

Exhibit 21.1 – List of Subsidiaries, Continued

McIntosh Utilities, Inc., a Florida non-profit corporation

Meadowbrook Manager LLC, a Michigan limited liability company

Meadow Lake Development Company LLC, a Michigan limited liability company

Miami Lakes GP One LLC, a Michigan limited liability company

Miami Lakes GP Two LLC, a Michigan limited liability company

Miami Lakes Venture Associates, a Florida general partnership

Pebble Creek Manager LLC, a Michigan limited liability company

Priority Entertainment, LLC, a Michigan limited liability company

River Haven Operating Company LLC, a Michigan limited liability company

River Ranch Manager LLC, a Michigan limited liability company

River Ridge Equities LLC, a Michigan limited liability company

River Ridge Investments LLC, a Michigan limited liability company

SCA2 LLC, a Michigan limited liability company

Sea Breeze GP One LLC, a Michigan limited liability company

Sea Breeze Limited Partnership, a Delaware limited partnership

Sheffield MHP, LLC, a Michigan limited liability company

Snowbird Concessions, Inc., a Texas corporation

Stonebridge Manager LLC, a Michigan limited liability company

SUI TRS, Inc., a Michigan corporation

Summit Ridge Manager LLC, a Michigan limited liability company

Sun ACQ LLC, a Michigan limited liability company

Sun Arbor Terrace LLC, a Michigan limited liability company

Sun Ariana LLC, a Michigan limited liability company

Sun Candlelight Village LLC, a Michigan limited liability company

Sun Candlewick LLC, a Michigan limited liability company

Sun Cave Creek LLC, a Michigan limited liability company

Sun Countryside Atlanta LLC, a Michigan limited liability company

Sun Countryside Gwinnett LLC, a Michigan limited liability company

Sun Countryside Lake Lanier LLC, a Michigan limited liability company

SunChamp LLC, a Michigan limited liability company

SunChamp Holdings LLC, a Michigan limited liability company

iii

SUN COMMUNITIES, INC.

Exhibit 21.1 – List of Subsidiaries, Continued

Sun Communities Acquisitions, LLC, a Michigan limited liability company

Sun Communities Finance, LLC, a Michigan limited liability company

Sun Communities Financial LLC, a Michigan limited liability company

Sun Communities Funding Limited Partnership, a Michigan limited partnership

Sun Communities Funding GP L.L.C., a Michigan limited liability company

Sun Communities Mezzanine Lender LLC, a Michigan limited liability company

Sun Communities Nevada GP LLC, a Michigan limited liability company

Sun Communities Nevada Limited Partnership, a Michigan limited partnership

Sun Communities Texas Limited Partnership, a Michigan limited partnership

Sun Communities Texas Mezzanine Lender Limited Partnership, a Michigan limited partnership

Sun Continental Estates LLC, a Michigan limited liability company

Sun Continental North LLC, a Michigan limited liability company

Sun Davison East LLC, a Michigan limited liability company

Sun Financial LLC, a Michigan limited liability company

Sun Financial Texas Limited Partnership, a Michigan limited partnership

Sun/Forest LLC, a Michigan limited liability company

Sun/Forest Holdings LLC, a Michigan limited liability company

Sun Forest Meadows LLC a Michigan limited liability company

Sun Gold Coaster LLC, a Michigan limited liability company

Sun GP L.L.C., a Michigan limited liability company

Sun Groves LLC, a Michigan limited liability company

Sun HG Limited Partnership, a Michigan limited partnership

Sun Holly Forest LLC, a Michigan limited liability company

Sun Home Services, Inc., a Michigan corporation

Sun Hunters Glen LLC, a Michigan limited liability company

Sun Indian Creek LLC, a Michigan limited liability company

Sun Island Lakes LLC, a Michigan limited liability company

Sun Kings Lake LLC, a Michigan limited liability company

Sun Lake Juliana LLC, a Michigan limited liability company

Sun Lake San Marino LLC, a Michigan limited liability company

Sun Lakeview LLC, a Michigan limited liability company

iv

SUN COMMUNITIES, INC.

Exhibit 21.1 – List of Subsidiaries, Continued

Sun Life Associates Limited Partnership, an Arizona limited partnership

Sun Life Trailer Resort Limited Partnership, an Arizona limited partnership

Sun MA LLC, a Michigan limited liability company

Sun Meadowbrook FL LLC, a Michigan limited liability company

Sun MHC Development LLC, a Michigan limited liability company

Sun Oakcrest Limited Partnership, a Michigan limited partnership

Sun OFI, LLC, a Michigan limited liability company

Sun Orange Tree LLC, a Michigan limited liability company

Sun Pheasant Ridge Limited Partnership, a Michigan limited partnership

Sun Pine Trace Limited Partnership, a Michigan limited partnership

Sun Pool 1 LLC, a Michigan limited liability company

Sun Pool 3 LLC, a Michigan limited liability company

Sun Pool 4 LLC, a Michigan limited liability company

Sun Pool 5 LLC, a Michigan limited liability company

Sun Pool 8 LLC, a Michigan limited liability company

Sun Pool 12 LLC, a Michigan limited liability company

Sun Richmond LLC, a Michigan limited liability company

Sun Richmond Industrial LLC, a Michigan limited liability company

Sun River Ridge Limited Partnership, a Michigan limited partnership

Sun Saddle Brook Limited Partnership, a Michigan limited partnership

Sun Saddle Oak LLC, a Michigan limited liability company

Sun Scio Farms LLC, a Michigan limited liability company

Sun Secured Financing LLC, a Michigan limited liability company

Sun Secured Financing Houston Limited Partnership, a Michigan limited partnership

Sun Tampa East, LLC, a Michigan limited liability company

Sunset Ridge Manager LLC, a Michigan limited liability company

Sun Siesta Bay LLC, a Michigan limited liability company

Sun Silver Star LLC, a Michigan limited liability company

Sun Texas Pool Limited Partnership, a Michigan limited partnership

Sun TRS, Inc., a Michigan corporation

Sun Villa MHC LLC, a Michigan limited liability company

v

SUN COMMUNITIES, INC.

Exhibit 21.1 – List of Subsidiaries, Continued

Sun Village Trails LLC, a Michigan limited liability company

Sun Water Oak Golf, Inc., a Michigan corporation

Sun Woodlake Estates LLC, a Michigan limited liability company

Sun Woods Edge LLC, a Michigan limited liability company

Sun/York L.L.C., a Michigan limited liability company

Woodlake Manager LLC, a Michigan limited liability company

vi